April Floater Deal
                             Whole Loan MTA NEG AM

Group Size                                                  300 mm approx.

WAM                                                           359 +/- 1 months

Gross Margin                                                  2.83 +/-10bps

California                                                   65.0% approx.

WA FICO                                                       700 approx.

WA LTV                                                       75.0% approx.

PP                                                           60.0% approx.

AAA Ratings                             2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                 8.20% approx.

Pricing Speed                                                  25% CPR

Settlement Date                                             04/29/05



                           All numbers approximate.
                  All tranches subject to 10% size variance.
                               10% Cleanup Call
                              LOGO    Investment
                              OMITTED Bank



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage po previously provided by UBS Securities LLC.


                                                                      APRIL FLOATER -- CF-SNR
UBS ARM Trading 212-713-2860
Balance    $276,000,000.00     Delay            24             Index            MTA_1YR | 2.85    WAC(1)  1.375000   WAM(1)   360
Coupon     4.277357            Dated            04/01/2005     Mult / Margin    1 / 1.645         NET(1)  0.991000   WALA(1)  0
Settle     04/28/2005          First Payment    05/25/2005     Cap / Floor      9999 / 0


----------------------------------------------
Disc Margin                   1

----------------------------------------------
                              Price
----------------------------------------------
                73            101-25

                WAL           2.41

----------------------------------------------
                LIBOR_1MO     2.850
                MTA_1YR       2.3
----------------------------------------------
                Prepay        30 CPR
----------------------------------------------
Optional Redemption           Call (Y)
----------------------------------------------

                Yield Curve   Mat 1MO
                              Yld 2.82

----------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.


                                                                                                        APRIL FLOATER -- A1
UBS ARM Trading 212-713-2860

Balance   $75,000,000.00  Delay           24          Index             MTA_1YR | 2.85   WAC(1)   1.375000     WAM(1)      360
Coupon    3.945000        Dated           04/01/2005  Mult / Margin     1 / 1.645        NET(1)   0.991000     WALA(1)     0
Settle    04/28/2005      First Payment   05/25/2005  Cap / Floor       9999 / 0




--------------------------------------------------------------------------------------------------------------------------
         Price               1                 2                3               4               5              6

--------------------------------------------------------------------------------------------------------------------------
                        Disc Margin       Disc Margin      Disc Margin     Disc Margin     Disc Margin     Disc Margin
--------------------------------------------------------------------------------------------------------------------------
             101-22+            131               107               92              77              59              41
             101-23+            131               106               91              75              58              39
             101-24+            130               105               90              74              56              37
             101-25+            130               104               89              73              55              35
             101-26+            129               103               88              71              53              33
             101-27+            129               102               87              70              51              31
             101-28+            128               101               86              68              50              29
             101-29+            128               100               84              67              48              27
             101-30+            127                99               83              66              46              26


                 WAL           7.31              3.81             2.98            2.41            1.99            1.67


--------------------------------------------------------------------------------------------------------------------------
           LIBOR_1MO           2.85              2.85             2.85            2.85            2.85            2.85
             MTA_1YR            2.3               2.3              2.3             2.3             2.3             2.3
--------------------------------------------------------------------------------------------------------------------------
              Prepay         10 CPR            20 CPR           25 CPR          30 CPR          35 CPR          40 CPR
--------------------------------------------------------------------------------------------------------------------------
 Optional Redemption       Call (Y)          Call (Y)         Call (Y)        Call (Y)        Call (Y)        Call (Y)
--------------------------------------------------------------------------------------------------------------------------






UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or express or implied, is provided in relation to the accuracy, completeness or related financial instruments. No representation or warranty, reliability of the information contained herein, except with respect to information either concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                                              APRIL FLOATER -- A3
UBS ARM Trading        212-713-2860

Balance    $75,000,000.00   Delay          0            Index           LIBOR_1MO | 2.85     WAC(1)  1.375000    WAM(1)    360
Coupon     3.100000         Dated          04/28/2005   Mult / Margin   1 / 0.25             NET(1)  0.991000    WALA(1)   0
Settle     04/28/2005       First Payment  05/25/2005   Cap / Floor     999 / 0




--------------------------------------------------------------------------------------------------------------------------
              Price               1              2                 3               4              5               6
--------------------------------------------------------------------------------------------------------------------------
                             Disc Margin    Disc Margin       Disc Margin     Disc Margin    Disc Margin     Disc Margin
--------------------------------------------------------------------------------------------------------------------------
              100-00                  25             25                25              25             25              25


              WAL                   7.31           3.81              2.98            2.41           1.99            1.67


--------------------------------------------------------------------------------------------------------------------------
              LIBOR_1MO             2.85           2.85              2.85            2.85           2.85            2.85
              MTA_1YR                2.3            2.3               2.3             2.3            2.3             2.3
--------------------------------------------------------------------------------------------------------------------------
              Prepay              10 CPR         20 CPR            25 CPR          30 CPR         35 CPR          40 CPR
--------------------------------------------------------------------------------------------------------------------------
    Optional Redemption         Call (Y)       Call (Y)          Call (Y)        Call (Y)       Call (Y)        Call (Y)
--------------------------------------------------------------------------------------------------------------------------

            Yield Curve      Mat     1MO      3MO      6MO     1YR      2YR     3YR     5YR     10YR    30YR

                             Yld   2.636    2.772    3.112    3.68    3.557   3.696   3.946    4.319   4.687





UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.


                                                                              APRIL FLOATER  --  A4
UBS ARM Trading 212-713-2860

Balance    $34,350,000.00   Delay           0             Index             LIBOR_1MO | 2.85    WAC(1)  1.375000    WAM(1)    360
Coupon     3.090000         Dated           04/28/2005    Mult / Margin     1 / 0.24            NET(1)  0.991000    WALA(1)   0
Settle     04/28/2005       First Payment   05/25/2005    Cap / Floor       999 / 0




              Price               1               2               3               4               5             6

----------------------------------------------------------------------------------------------------------------------
                             Disc Margin     Disc Margin     Disc Margin     Disc Margin     Disc Margin   Disc Margin
----------------------------------------------------------------------------------------------------------------------
              100-00                  24              24              24              24              24            24

              WAL                   7.31            3.81            2.98            2.41            1.99          1.67

----------------------------------------------------------------------------------------------------------------------
              LIBOR_1MO             2.85            2.85            2.85            2.85            2.85          2.85
              MTA_1YR                2.3             2.3             2.3             2.3             2.3           2.3
----------------------------------------------------------------------------------------------------------------------
              Prepay              10 CPR          20 CPR          25 CPR          30 CPR          35 CPR        40 CPR
----------------------------------------------------------------------------------------------------------------------
Optional Redemption             Call (Y)         Call (Y)       Call (Y)        Call (Y)        Call (Y)      Call (Y)
----------------------------------------------------------------------------------------------------------------------

       Yield Curve      Mat   1MO       3MO     6MO       1YR      2YR      3YR     5YR    10YR    30YR
                        Yld   2.636   2.772     3.112    3.68    3.557    3.696   3.946   4.319   4.687

----------------------------------------------------------------------------------------------------------------------







UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or express or implied, is provided in relation to the accuracy, completeness or related financial instruments. No representation or warranty, reliability of the information contained herein, except with respect to information either concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                        Alternative Loan Trust 2005-16
                     Mortgage Pass-Through Certificates,
                                Series 2005-16



                       Preliminary Marketing Materials




                                    $641mm
                  (Approximate, subject to +/- 10% Variance)



                                 CWALT, Inc.
                                  Depositor

                            Countrywide Home Loans
                                   (Seller)

                     Countrywide Home Loans Servicing LP
                              (Master Servicer)

                            LOGO     Investment
                            OMITTED  Bank

LOGO     Investment                               Computational Materials for
OMITTED  Bank                                  Alternative Loan Trust 2005-16
------------------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by Countrywide Home Loans (the Seller ). The information contained herein does not include all material information about the Certificates or the mortgage loans. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supplements any previous information delivered to you by UBS Securities LLC ( UBS ) and will be supplemented by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

LOGO     Investment                               Computational Materials for
OMITTED  Bank                                  Alternative Loan Trust 2005-16
------------------------------------------------------------------------------



                              Contact Information


                    FOR ADDITIONAL INFORMATION PLEASE CALL:


         ------------------------------------------------------------------
                              UBS Securities LLC
         ------------------------------------------------------------------

                                  MBS Finance

         Douglas Adelman                                    (212) 713-1329

                                  MBS Trading

         Brian Bowes                                        (212) 713-2860
         Adam Yarnold                                       (212) 713-2860
         Margarita Genis                                    (212) 713-2860
         Amit Pardasani                                     (212) 713-2860
         ------------------------------------------------------------------






      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

LOGO     Investment                               Computational Materials for
OMITTED  Bank                                  Alternative Loan Trust 2005-16
------------------------------------------------------------------------------



Preliminary Term Sheet                           Date Prepared: April 25, 2005

                        Alternative Loan Trust 2005-16

              Mortgage Pass-Through Certificates, Series 2005-16

              $641mm (Approximate, Subject to +/- 10% Variance)

   Publicly Offered Certificates Adjustable Rate Residential Mortgage Loans



==================================================================================================================================

                                                                                                                       Expected
             Principal Amount            WAL (Yrs)           Pmt Window (Mths)      Interest                            Ratings
   Class       (Approx) (1)            Call/ Mat(2)             Call/ Mat(2)       Rate Type      Tranche Type        S&P/Moody's
   -----       ------------            ------------             ------------       ---------      ------------        -----------
    A-1         75,000,000              2.96 / 3/24           1 - 95 / 1 - 360     Floater(3)    Super Senior           AAA/Aaa
    A-2         18,750,000              2.96 / 3/24           1 - 95 / 1 - 360     Floater(4)    Senior Support         AAA/Aaa
    A-3         74,464,000              2.96 / 3/24           1 - 95 / 1 - 360     Floater(4)    Super Senior           AAA/Aaa
    A-4         227,000,000             2.96 / 3/24           1 - 95 / 1 - 360     Floater(4)    Super Senior           AAA/Aaa
    A-5         125,609,000             2.96 / 3/24           1 - 95 / 1 - 360     Floater(4)    Super Senior /         AAA/Aaa
                                                                                                 Senior Support


    A-6         75,366,000              2.96 / 3/24           1 - 95 / 1 - 360     Floater(4)    Senior Support         AAA/Aaa
   X-1(5)                           Not Marketed Hereby                             Variable     Senior/WAC IO/PO       AAA/Aaa
   X-2(6)                           Not Marketed Hereby                             Variable     Senior/WAC IO/PO       AAA/Aaa
    A-R                             Not Marketed Hereby                             Variable     Senior/Residual        AAA/Aaa
    M-1          8,830,000              5.42 / 6.09           1 - 95 / 1 - 360     Floater(7)    Subordinate             AA+Aa1
    M-2          7,849,000              5.42 / 6.09           1 - 95 / 1 - 360     Floater(7)    Subordinate             AA+Aa2
    M-3          4,905,000              5.42 / 6.09           1 - 95 / 1 - 360     Floater(7)    Subordinate             AA+Aa3
    M-4         10,792,000              5.42 / 6.09           1 - 95 / 1 - 360     Floater(7)    Subordinate             AA/NR
    M-5          7,522,000              5.42 / 6.09           1 - 95 / 1 - 360     Floater(7)    Subordinate              A/NR
    B-1          2,616,000              5.42 / 6.09           1 - 95 / 1 - 360     Floater(7)    Subordinate           BBB+/Baa3
    B-2          2,944,000              5.42 / 6.09           1 - 95 / 1 - 360     Floater(7)    Subordinate             BBB/NR
    B-3                       Privately Offered Certificates                          (8)        Subordinate             BB/NR
    B-4                       Privately Offered Certificates                          (8)        Subordinate              B/NR
    B-5                       Privately Offered Certificates                          (8)        Subordinate             NR/NR

==================================================================================================================================


(1) Distributions on the Certificates will be derived primarily from a pool of adjustable-rate, negative amortization mortgage loans (Mortgage Loans). Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Windows for the Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class A-1 Certificate will be equal to the lesser of (i) One-Year MTA plus the margin, and (ii) the Net WAC Cap.

(4) On each Distribution Date, the Certificate Interest Rate for the Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call
     Date) and (ii) the Net WAC Cap.

(5) The Class X-1 Certificates will consist of one interest only component and one principal and interest component each related to the Class A-1 Certificates. The interest only component will have a notional balance equal to the principal balance of the Class A-1 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the Class A-1 Certificate Interest Rate; adjusted for the related interest accrual period. The principal and interest component of the Class X-1 Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

LOGO     Investment                               Computational Materials for
OMITTED  Bank                                  Alternative Loan Trust 2005-16
------------------------------------------------------------------------------



     Interest from the Mortgage Loans allocated to the principal and interest component of the Class X-1 Certificates, as described in the final prospectus supplement.

(6) The Class X-2 Certificates will consist of one interest only component and one principal and interest component each related to the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, and the Subordinate Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, and the Subordinate Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, and the Subordinate Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class X-2 Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the principal and interest component of the Class X-2 Certificates, as described in the final prospectus supplement.

(7) For each Distribution Date, the Certificate Interest Rate for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, and Class B-2 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the Net WAC Cap.

(8) For each Distribution Date, the Certificate Interest Rate for the Class B-3, Class B-4 and Class B-5 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date), and (ii) the Net WAC Cap.



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Depositor:                       CWALT, Inc.

Lead Underwriter:                UBS Securities LLC

Seller:                          Countrywide Home Loans, Inc.

Master Servicer:                 Countrywide Home Loans Servicing, LP.

Trustee:                         The Bank of New York

Rating Agencies:                 It is expected that S&P and Moody's will
                                 rate the Offered Certificates as specified on the prior page.

Cut-off Date:                    April 1st, 2005.

Expected Pricing Date:           April 26th, 2005.

Closing Date:                    On or about April 28th, 2005.

Distribution Date:               The 25th of each month (or if such day is not
                                 a business day, the next succeeding business
                                 day), commencing in April 2005.

Certificates:                    The "Senior Certificates" will consist of the
                                 Class A-1, Class A-2, Class A-3, Class A-4,
                                 Class A-5, Class A-6, Class X-1, and Class
                                 X-2 Certificates (collectively the "Class A
                                 Certificates"), and Class A-R Certificates.
                                 The Class M-1, Class M-2, Class M-3, Class
                                 M-4, Class M-5 Certificates (collectively the
                                 "Class M Certificates"), Class B-1, Class B-2,
                                 Class B-3, Class B-4 and Class B-5
                                 Certificates will be referred to herein as the "Subordinate Certificates." The Senior
                                 Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Class A-2, Class A-3,
                                 Class A-4, Class A-5, and Class A-6
                                 Certificates and the Subordinate Certificates are referred to herein as the "LIBOR
                                 Certificates". The Senior Certificates and the Class M-1, Class M-2, Class M-3, Class
                                 M-4, Class M-5, Class B-1 and Class B-2
                                 Certificates (the "Offered Certificates") are being offered publicly as described in the final prospectus supplement. The Class X-1 and Class X-2 Certificates are referred to herein as the "Class X Certificates".

Accrued Interest:                The price to be paid by investors for the
                                 LIBOR Certificates will not include
                                 accrued interest (settling flat). The price to be paid by investors for the Class X-1, Class X-2, and the Class A-1 Certificates will include [27] days of accrued interest.

Interest Accrual Period:         The interest accrual period with respect to
                                 the Class A-2, Class A-3, Class A-4, Class
                                 A-5, and Class A-6 Certificates for a given
                                 Distribution Date will be the period
                                 beginning with the prior Distribution Date
                                 (or, in the case of the first Distribution
                                 Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate
                                 Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution
                                 Date (or in the case of the first
                                 Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class A-R, Class A- 1, Class X-1, and Class X-2
                                 Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:                    The Offered Certificates (other than the
                                 Class A-R Certificates) will be made
                                 available in book-entry form through DTC.
                                 The Offered Certificates (other than the A-R
                                 Certificates) will,



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                 upon request, be made available in
                                 book-entry form through Clearstream,
                                 Luxembourg and the Euroclear System.

Federal Tax Treatment:           It is anticipated that the Class A
                                 Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class
                                 A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:               The Class A Certificates and the Class M
                                 Certificates, Class B-1 and Class B-2
                                 Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Treatment:                 The Senior Certificates and Class M
                                 Certificates, other than the Class M-5
                                 Certificates, are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:            The terms of the transaction allow for an
                                 option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment               The Offered Certificates will be priced to
Speed:                           a prepayment speed of 25% CPR.

Mortgage Loans:                  The "Mortgage Loans" consist of adjustable
                                 rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial period of one to four months) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the
                                 "MTA").  The interest rate for each Mortgage
                                 Loan adjusts monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                                 For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the related mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause
                                 (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds a percentage (in each case, not greater than 115%) of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause
                                 (i) to amortize fully the then unpaid
                                 principal balance over the remaining term to maturity.

                                 Negative amortization on a Mortgage Loan will occur if the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of any Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                On the Closing Date the aggregate principal
                                balance of the Mortgage Loans as of the
                                Cut-off Date is expected to be at least
                                approximately $654,074,824.

Credit Enhancement:              Senior/subordinate, shifting interest
                                 structure. Among the classes of subordinated certificates, the Class M Certificates will have a higher payment priority than the Class
                                 B Certificates. Within the Class M and Class
                                 B Certificates, each class of certificates will have a higher payment priority than those classes of certificates, if any, with the same alphabetical designation and a higher numerical designation. The credit enhancement information shown below is subject to final rating agency approval.


                                        Class of Certificates           Initial Credit Enhancement Level
                                 ======================================================================
                                 Senior Certificates                                    8.85%
                                 Class M-1                                              7.50%
                                 Class M-2                                              6.30%
                                 Class M-3                                              5.55%
                                 Class M-4                                              3.90%
                                 Class M-5                                              2.75%
                                 Class B-1                                              2.35%
                                 Class B-2                                              1.90%
                                 Class B-3                                              1.10%
                                 Class B-4                                              0.45%
                                 Class B-5                                              0.00%


Shifting Interest:               Until the Distribution Date occurring in May
                                 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate
                                 Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                                 The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                                Periods:                         Unscheduled Principal Payments (%)
                                --------                         ----------------------------------
                                May 2005   April 2015                       0% Pro Rata Share
                                May 2015   April 2016                       30% Pro Rata Share
                                May 2016   April 2017                       40% Pro Rata Share
                                May 2017   April 2018                       60% Pro Rata Share
                                May 2018   April 2019                       80% Pro Rata Share
                                May 2019 and after                          100% Pro Rata Share


                                 However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in May 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                                 Scheduled principal payments will be
                                 distributed pro rata to the Senior and
                                 Subordinate Certificates.

                                 Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                 balance of the Senior Certificates, divided
                                 by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                                 Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and
                                 (ii) the excess if any of voluntary
                                 prepayments over Deferred Interest.

Allocation of                    Any realized losses on the Mortgage Loans
Realized Losses:                 will be allocated as follows: first, to the
                                 Class B Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; second, to the Class M Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and third, to the Senior Certificates as follows:

                                      (a) any realized losses on the Mortgage
                                          Loans to the Class A-1, Class A-2,
                                          Class A-3, Class A-4, Class A-5, and
                                          Class A-6 Certificates and the
                                          principal and interest component of
                                          the Class X-1 and Class X-2
                                          Certificates, on a pro-rata basis
                                          until the related class principal
                                          balance or component principal
                                          balance has been reduced to zero,
                                          provided however that any realized
                                          losses otherwise allocable to the
                                          Class A-1 Certificates will instead
                                          be allocated the Class A-2
                                          Certificates until its class
                                          principal balance has been reduced
                                          to zero; and provided further,
                                          however, that any realized losses
                                          otherwise allocable to the Class A-3
                                          and Class A-4 Certificates will
                                          instead be allocated to the Class
                                          A-5 and Class A-6 Certificates,
                                          until their respective class
                                          principal balances have been reduced
                                          to zero; and provided further,
                                          however, that any realized losses
                                          otherwise allocable to the Class A-5
                                          Certificates will instead be
                                          allocated to the Class A-6
                                          Certificates, until its class
                                          principal balance has been reduced
                                          to zero.

Net Mortgage Rate:               The "Net Mortgage Rate" with respect to each
                                 Mortgage Loan is equal to the mortgage rate less the servicing fee rate, any lender paid mortgage insurance premiums, and the trustee fee rate.

Net WAC Cap:                     The "Net WAC Cap" for all certificates
                                 is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans adjusted for the related interest accrual period.

Carryover Shortfall              The LIBOR Certificates and the Class A-1
Amount:                          Certificates will be entitled to the payment
                                 of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class
                                 (without giving effect to the related Net WAC
                                 Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous
                                 Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related
                                 Net WAC Cap) (together, the Carryover
                                 Shortfall Amount ). The Carryover Shortfall
                                 Amount will be paid only to the extent of interest otherwise distributable to the Class
                                 X-1 or Class X-2 Certificates, as applicable
                                 (after the reduction due to Net Deferred
                                 Interest allocable to the Class X-1 or Class
                                 X-2 Certificates, as described in the final prospectus supplement).



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Net Deferred Interest:           The "Net Deferred Interest" for a
                                 Distribution Date is the excess, if any, of Deferred Interest for the related due period over all principal payments for the related due period and prepayment period.

                                 On each Distribution Date, Net Deferred
                                 Interest will be allocated to each class of certificates in proportion to such class s interest entitlement for such Distribution Date.

Certificates Priority of         Available funds from the Mortgage Loans will
Distributions:                   be distributed in the following order of
                                 priority:

                                 1.       Payment of interest pro rata to the
                                          classes of senior certificates;
                                          provided, however, that any
                                          distribution of interest to which
                                          the Class X-1 and Class X-2
                                          Certificates are otherwise entitled
                                          (after allocation of Net Deferred
                                          Interest) will first be deposited
                                          into a carryover shortfall reserve
                                          fund (the Carryover Shorfall Reserve
                                          Fund ) and will not be distributed
                                          except as described below.

                                 1.       Payment of principal to the classes
                                          of senior certificates as follows:
                                          The senior principal distribution
                                          amount will be distributed first to
                                          Class A-R until retired, second,
                                          concurrently, to Class A-1, Class
                                          A-2, Class A-3, Class A-4, Class
                                          A-5, and Class A-6, pro rata, until
                                          retired ; and third, concurrently to
                                          the Class X-1 and Class X-2
                                          principal and interest components,
                                          pro rata, until retired.

                                 2.       Payment of interest and then
                                          principal to each class of
                                          subordinated certificates, in the
                                          order of their seniority, beginning
                                          with the Class M-1, Class M-2, Class
                                          M-3, Class M- 4, Class M-5, Class
                                          B-1, Class B-2, etc;

                                 From amounts on deposit in the Carryover
                                 Shortfall Reserve Fund

                                 1.       Concurrently, interest to (a) the
                                          Class A-1 Certificates from amounts
                                          received from the Class X-1
                                          Certificates and (b) From amounts
                                          received from the Class X-2
                                          Certificates as follows: first, to
                                          the Class A-2, Class A-3, Class A-4,
                                          Class A-5, and Class A-6
                                          Certificates, pro rata, based upon
                                          the amount of any carryover
                                          shortfall amounts with respect to
                                          such classes of certificates
                                          remaining unpaid, and second,
                                          sequentially, to the Class M-1,
                                          Class M-2, Class M-3, Class M-4,
                                          Class M-5, Class B-1, Class B-2,
                                          Class B-3, Class B-4, and Class B-5
                                          Certificates, in that order; in each
                                          case, in an amount up to the amount
                                          of any carryover shortfall amounts
                                          with respect to each such class of
                                          certificates.

                                 2.       To the Class X-1 and X-2
                                          Certificates, amounts remaining on
                                          deposit in the carryover shortfall
                                          reserve fund otherwise distributable
                                          to such class.



      This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material ), was prepared solely by the
    Underwriter(s). Prospective investors are advised to read carefully the final prospectus and prospectus supplement (the Final Prospectus) related to the securities (the Securities). This material does not include all material information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be supplemented by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor will receive and should fully review the Final
   Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

UBS                                             Alternative Loan Trust 2005-16

 The following information sets forth certain characteristics of the Mortgage
  Loans as of the cut off date. Other than with respect to rates of interest, percentages (approximate) are stated by Stated Principal
       Balance of the Mortgage Loans as of the cut off date and, due to rounding, may not total 100%. In addition, the Weighted Average FICO
       Credit Score column in the following tables is derived using the Mortgage Loans where a FICO Credit Score is available.


                                        Current Mortgage Rates/(1)/



                                                                               Weighted            Weighted
                                                                               Average   Weighted  Average
                            Number        Aggregate                 Average    Remaining Average   Original
                              of          Principal       % of     Principa l   Term to    FICO    Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Maturity  Credit    Value
Current Mortgage Rate (%)     Loans      Outstanding      Pool   Outstanding($) (Months)   Score   Ratio(%)
-------------------------  ---------  ----------------  -------  -------------- -------- -------   ---------
1.000................         1,137    $445,734,159.81    68.15%   392,026.53      360       705     74.04
1.375................           329      85,207,395.00    13.03    258,989.04      360       729     72.67
1.750................            89      34,601,090.03     5.29    388,776.29      360       703     74.76
2.000................            42      24,027,106.00     3.67    572,073.95      360       727     71.94
2.115................             1         481,500.00     0.07    481,500.00      360       695     90.00
2.125................            26       5,977,019.77     0.91    229,885.38      360       730     76.47
2.165................             1         284,000.00     0.04    284,000.00      360       660     88.75
2.170................             1         195,000.00     0.03    195,000.00      360       635     82.98
2.220................             2         427,500.00     0.07    213,750.00      360       681     95.00
2.225................             1         595,800.00     0.09    595,800.00      360       777     90.00
2.230................             2         495,000.00     0.08    247,500.00      360       703     90.00
2.270................             3         256,500.00     0.04     85,500.00      360       728     95.00
2.290................             1         427,500.00     0.07    427,500.00      360       710     90.00
2.310................             1         157,000.00     0.02    157,000.00      360       702     84.41
2.315................             1         144,000.00     0.02    144,000.00      360       731     90.00
2.365................             2         692,820.00     0.11    346,410.00      360       766     90.00
2.375................             8       3,118,400.00     0.48    389,800.00      360       718     69.43
2.610................             3         588,600.00     0.09    196,200.00      360       673     90.00
2.750................             7       1,952,992.00     0.30    278,998.86      360       688     90.27
2.895................             1         129,761.00     0.02    129,761.00      360       719     95.00
3.125................             3         917,010.00     0.14    305,670.00      360       723     90.00
3.360................             1         121,144.00     0.02    121,144.00      360       719     90.00
4.250................             2         567,244.98     0.09    283,622.49      359       736     65.93

                                                     1


UBS                                             Alternative Loan Trust 2005-16

                                                                               Weighted            Weighted
                                                                               Average   Weighted  Average
                            Number        Aggregate                 Average    Remaining Average   Original
                              of          Principal       % of     Principa l   Term to    FICO    Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Maturity  Credit    Value
Current Mortgage Rate (%)     Loans      Outstanding      Pool   Outstanding($) (Months)   Score   Ratio(%)
-------------------------  ---------  ----------------  -------  -------------- -------- -------   ---------
4.350                             1         161,621.32     0.02    161,621.32      359       689     90.00
4.625................             9       4,086,312.81     0.62    454,034.76      359       730     72.62
4.750................             1          82,314.73     0.01     82,314.73      359       774     66.00
4.875................            22       7,493,945.12     1.15    340,633.87      358       719     71.41
5.000................            44      15,607,969.38     2.39    354,726.58      359       702     75.88
5.125................            27       9,218,757.81     1.41    341,435.47      359       709     76.72
5.250................            23       7,272,339.60     1.11    316,188.68      359       703     78.09
5.375................             5       1,119,629.47     0.17    223,925.89      359       757     68.97
5.500................             5       1,217,547.27     0.19    243,509.45      359       706     77.01
5.625................             2         366,630.00     0.06    183,315.00      359       769     70.00
5.750................             1         349,214.00     0.05    349,214.00      359       707     63.64
                            -------- ------------------ --------
   Total.............         1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========

-------------
/(1)/ The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans (as so adjusted) was approximately 1.453% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans was approximately 1.459% per annum.


                                                     2


UBS                                             Alternative Loan Trust 2005-16


                               Current Mortgage Loan Principal Balances/(1)/


                                                                                         Weighted             Weighted
                                                                               Weighted  Average   Weighted    Average
                            Number        Aggregate                 Average    Average   Remaining Average    Original
Range of Current            of            Principal     % of       Principal   Current   Term to   FICO       Loan-to-
Mortgage Loan               Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit       Value
Principal Balances ($)        Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
         0.01 -
       50,000.00                 10       $ 425,055.69     0.06%    42,505.57     1.670      360       722     63.07
     50,000.01 -
     100,000.00                  64       5,350,647.05     0.82     83,603.86     1.599      360       714     71.58
   100,000.01 -
     150,000.00                 175      22,389,469.19     3.42    127,939.82     1.682      360       718     75.18
   150,000.01 -
     200,000.00                 209      36,986,071.19     5.65    176,966.85     1.619      360       709     75.29
   200,000.01 -
     250,000.00                 190      42,940,166.35     6.57    226,000.88     1.494      360       706     75.40
   250,000.01 -
     300,000.00                 215      59,586,406.43     9.11    277,146.08     1.431      360       705     75.16
   300,000.01 -
     350,000.00                 186      61,078,857.22     9.34    328,380.95     1.549      360       716     75.17
   350,000.01 -
     400,000.00                 166      62,765,131.81     9.60    378,103.20     1.507      360       705     75.80
   400,000.01 -
     450,000.00                 137      58,546,886.43     8.95    427,349.54     1.449      360       708     75.34
   450,000.01 -
     500,000.00                 101      48,301,187.29     7.38    478,229.58     1.524      360       714     75.31
   500,000.01 -
     550,000.00                  78      40,895,398.82     6.25    524,299.98     1.591      360       710     76.29
   550,000.01 -
     600,000.00                  69      39,643,656.32     6.06    574,545.74     1.231      360       706     76.98
   600,000.01 -
     650,000.00                  65      41,264,980.53     6.31    634,845.85     1.280      360       701     74.89
   650,000.01 -
     700,000.00                  19      12,869,707.79     1.97    677,353.04     1.079      360       705     73.55


                                                     3



UBS                                             Alternative Loan Trust 2005-16


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
Range of Current              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
Mortgage Loan               Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Principal Balances ($)        Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
   700,000.01 -                  22      15,895,795.77     2.43    722,536.17     1.435      360       713     72.26
    750,000.00
   750,000.01 -                  68      60,455,921.22     9.24    889,057.67     1.360      360       713     71.49
 1,000,000.00
1,000,000.01 -                   22      28,089,485.00     4.29   1,276,794.77    1.100      360       704     63.78
 1,500,000.00
1,500,000.01 -                    5       9,450,000.00     1.44   1,890,000.00    2.079      360       728     63.11
 2,000,000.00
2,000,000.01 and Above.           3       7,140,000.00     1.09   2,380,000.00    2.000      360       765     56.21
                            -------- ------------------ --------
   Total............          1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========

-------------
(1)   As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $362,569.



                                                     4


UBS                                             Alternative Loan Trust 2005-16

                                          FICO Credit Scores/(1)/

                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
Range of                    Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
FICO Credit Scores            Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
Not Available                     2       $ 930,000.00     0.14%   465,000.00     1.000      360       N/A     65.39
601-620..............            14       4,554,265.10     0.70    325,304.65     1.323      360       612     69.06
621-640..............            92      29,518,710.48     4.51    320,855.55     1.474      360       632     76.02
641-660..............           153      54,420,308.39     8.32    355,688.29     1.305      360       652     74.94
661-680..............           254      91,105,807.26    13.93    358,684.28     1.482      360       671     74.14
681-700..............           299     113,453,994.96    17.35    379,444.80     1.422      360       691     74.41
701-720..............           279     106,547,975.90    16.29    381,892.39     1.391      360       710     74.97
721-740..............           243      87,350,400.97    13.35    359,466.67     1.577      360       730     74.04
741-760..............           179      66,200,562.47    10.12    369,835.54     1.629      360       751     73.76
761-780..............           146      51,478,676.45     7.87    352,593.67     1.362      360       770     73.96
781-800..............           110      39,017,952.87     5.97    354,708.66     1.495      360       789     70.17
801-820..............            33       9,496,169.25     1.45    287,762.70     1.493      360       806     71.76
                            -------- ------------------ --------
    Total...........          1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========

-----------
(1)   As of the cut-off date, the weighted average FICO Credit Score of the
      Mortgage Loans was approximately 710.



                                                     5


UBS                                             Alternative Loan Trust 2005-16

                                  Documentation Program for Mortgage Loans


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Type of Program               Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
CLUES Plus...........             4   $   1,614,929.02     0.25%   403,732.26     2.475      359       725     78.86
Full/Alternative.....           524     159,497,983.48    24.39    304,385.46     1.485      360       711     75.52
No Income/No Asset...             3       1,273,912.54     0.19    424,637.51     4.426      359       688     78.80
Reduced..............         1,166     453,235,962.27    69.29    388,710.09     1.432      360       709     73.98
Stated Income/Stated Asset      107      38,452,036.79     5.88    359,364.83     1.532      360       714     69.05
                            -------- ------------------ --------
Total................         1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========



                                                     6



UBS                                             Alternative Loan Trust 2005-16

                                  Original Loan-to-Value Ratios/(1)//(2)/


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
Range of                      of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
Original Loan-to-Value      Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Ratios (%)                    Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
50.00 or Less........            75    $ 26,547,218.20     4.06%   353,962.91     1.265      360       723     41.85
50.01 to 55.00......             33      15,782,516.23     2.41    478,258.07     1.683      360       717     53.12
55.01 to 60.00......             48      23,070,192.84     3.53    480,629.02     1.463      360       712     57.87
60.01 to 65.00......             84      39,003,548.63     5.96    464,327.96     1.365      360       705     63.69
65.01 to 70.00......            155      59,885,477.21     9.16    386,357.92     1.549      360       709     68.75
70.01 to 75.00......            269     106,572,811.15    16.29    396,181.45     1.457      360       714     73.97
75.01 to 80.00......          1,059     363,241,642.49    55.54    343,004.38     1.398      360       708     79.55
80.01 to 85.00......             14       3,238,623.53     0.50    231,330.25     2.530      360       704     83.95
85.01 to 90.00......             50      13,355,604.52     2.04    267,112.09     2.550      360       697     89.90
90.01 to 95.00......             17       3,377,189.30     0.52    198,658.19     2.703      360       713     95.00
                            -------- ------------------ --------
     Total..........          1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========

(1)   As of the cut-off date, the weighted average original Loan-to-Value
      Ratio of the Mortgage Loans was approximately 74.09%.
(2)   Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.


                                                     7



UBS                                             Alternative Loan Trust 2005-16



                            Geographic Distribution of Mortgaged Properties/(1)/


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Geographic Area               Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
Alabama..............             4       $ 712,870.00     0.11%   178,217.50     1.234      360       699     80.43
Alaska...............             1         249,549.00     0.04    249,549.00     1.375      360       730     77.26
Arizona..............            60      12,540,446.98     1.92    209,007.45     1.678      360       702     78.82
California...........           924     403,033,591.10    61.62    436,183.54     1.447      360       709     73.64
Colorado.............            53      14,235,433.20     2.18    268,593.08     1.248      360       713     74.02
Connecticut..........            16       5,977,562.37     0.91    373,597.65     1.361      360       681     67.84
Delaware.............             2         906,000.00     0.14    453,000.00     1.296      360       716     68.48
District Of Columbia.             1         217,600.00     0.03    217,600.00     1.000      360       680     80.00
Florida..............           229      69,324,093.26    10.60    302,725.30     1.357      360       707     74.15
Georgia..............            11       2,476,500.00     0.38    225,136.36     1.294      360       725     79.52
Hawaii...............            12       9,760,459.00     1.49    813,371.58     1.476      360       750     64.88
Idaho................            13       2,508,957.48     0.38    192,996.73     1.406      360       731     78.28
Illinois.............            17       4,442,520.00     0.68    261,324.71     2.057      360       710     75.71
Indiana..............             6         782,800.00     0.12    130,466.67     1.173      360       737     78.07
Kansas...............             1         116,000.00     0.02    116,000.00     1.000      360       647     80.00
Kentucky.............             1         147,000.00     0.02    147,000.00     1.000      360       702     76.56
Louisiana............             3         650,375.00     0.10    216,791.67     1.671      360       702     77.28
Maryland.............            15       4,171,847.55     0.64    278,123.17     1.342      360       712     77.44
Massachusetts........            18       5,352,922.87     0.82    297,384.60     1.707      360       705     74.45
Michigan.............            38       7,592,870.30     1.16    199,812.38     1.415      360       718     75.82
Minnesota............             5       1,089,719.00     0.17    217,943.80     1.165      360       706     77.27
Missouri.............             4         763,000.00     0.12    190,750.00     1.579      360       768     75.55
Montana..............             2       1,580,000.00     0.24    790,000.00     1.228      360       726     57.60
Nebraska.............             1          58,000.00     0.01     58,000.00     1.375      360       695     80.00
Nevada...............            93      26,973,498.17     4.12    290,037.61     1.277      360       706     75.81
New Hampshire........             5       1,239,500.00     0.19    247,900.00     1.394      360       680     79.33
New Jersey...........            46      16,523,116.09     2.53    359,198.18     1.733      360       711     72.56
New Mexico...........             2         234,250.00     0.04    117,125.00     1.771      360       759     85.78



                                                     8


UBS                                             Alternative Loan Trust 2005-16


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Geographic Area               Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
New York                         13       3,937,104.00     0.60    302,854.15     1.655      360       731     73.90
North Carolina.......            15       5,303,663.00     0.81    353,577.53     1.234      360       716     75.04
Ohio.................            12       2,615,687.04     0.40    217,973.92     3.124      359       686     76.45
Oregon...............            17       4,612,112.08     0.71    271,300.71     1.633      360       727     74.77
Pennsylvania.........            10       1,779,100.87     0.27    177,910.09     2.785      360       728     81.29
Rhode Island.........             3       1,443,800.00     0.22    481,266.67     1.000      360       712     77.69
South Carolina.......            10       2,936,439.07     0.45    293,643.91     1.385      360       731     74.61
South Dakota.........             3         436,100.00     0.07    145,366.67     1.366      360       661     73.28
Tennessee............             9       1,343,875.92     0.21    149,319.55     1.968      360       707     77.11
Texas................            18       3,519,325.62     0.54    195,518.09     1.732      360       704     77.44
Utah.................            17       3,695,201.00     0.56    217,364.76     1.106      360       696     77.98
Vermont..............             1         266,250.00     0.04    266,250.00     1.000      360       680     75.00
Virginia.............            41      14,226,010.68     2.17    346,975.87     1.674      360       724     79.03
Washington...........            42      12,066,681.35     1.84    287,301.94     1.517      360       714     76.99
West Virginia........             1          44,850.00     0.01     44,850.00     1.375      360       672     65.00
Wisconsin............             9       2,188,142.10     0.33    243,126.90     2.094      360       688     73.14
                            -------- ------------------ --------
     Total...........         1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========

-----------
(1)   As of the cut-off date, no more than approximately 0.665% of the
      Mortgage Loans will be secured by mortgaged properties located in any one postal zip code area.




                                                     9


UBS                                             Alternative Loan Trust 2005-16

                                         Purpose of Mortgage Loans


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Loan Purpose                  Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
Refinance (cash-out).           676   $ 247,380,728.01    37.82%   365,947.82     1.375      360       703     71.14
Purchase.............           757     281,245,126.52    43.00    371,525.93     1.518      360       718     77.35
Refinance (rate/term)           371     125,448,969.57    19.18    338,137.38     1.492      360       706     72.59
                            -------- ------------------ --------
     Total..........          1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========


                                                     10



UBS                                             Alternative Loan Trust 2005-16

                                       Types of Mortgaged Properties


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                             Number       Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal     % of       Principal   Current   Term to   FICO      Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Property Type                 Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
2 to 4 Family Residence          78    $ 28,965,282.75     4.43%   371,349.78     1.676      360       719     71.78
High-rise Condominium...         34      12,122,447.21     1.85    356,542.57     1.403      360       709     76.38
Low-rise Condominium....        221      59,048,994.70     9.03    267,190.02     1.615      360       720     76.13
Planned Unit Development        399     156,802,034.04    23.97    392,987.55     1.405      360       709     75.02
Single Family Residence.      1,072     397,136,065.40    60.72    370,462.75     1.443      360       708     73.52
                            -------- ------------------ --------
      Total..........         1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========



                                            Occupancy Types/(1)/


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Occupancy Type                Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
Investment Property.....        387    $ 99,292,375.71    15.18%   256,569.45     1.618      360       728     73.06
Primary Residence.......      1,331     523,553,594.12    80.04    393,353.56     1.431      360       706     74.43
Secondary Residence.....         86      31,228,854.27     4.77    363,126.21     1.426      360       721     71.67
                            -------- ------------------ --------
      Total............       1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========

-----------
(1) Based upon representations of the related borrowers at the time of origination.


                                                     11



UBS                                             Alternative Loan Trust 2005-16

                                      Remaining Terms to Maturity/(1)/


                                                                               Weighted            Weighted
                                                                               Average   Weighted  Average
                            Number        Aggregate                 Average    Remaining Average   Original
                              of          Principal       % of     Principa l   Term to    FICO    Loan-to-
Remaining Term              Mortgage       Balance      Mortgage    Balance    Maturity  Credit    Value
to Maturity (Months)          Loans      Outstanding      Pool   Outstanding($) (Months)   Score   Ratio(%)
-------------------------  ---------  ----------------  -------  -------------- -------- -------   ---------
360.....................      1,652   $ 603,017,756.00    92.19%   365,022.85        1.176   710     74.00
359.....................        135      45,058,889.94     6.89    333,769.56        4.839   709     75.15
358.....................         14       4,674,759.80     0.71    333,911.41        4.439   711     75.91
357.....................          3       1,323,418.36     0.20    441,139.45        4.897   743     73.42
                            -------- ------------------ --------
    Total..............       1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========


---------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 360 months.


                                               Loan Programs


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Loan Program                  Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
One-Year MTA............      1,804   $ 654,074,824.10   100.00%   362,569.19     1.459      360       710     74.09
                            -------- ------------------ --------
     Total..............      1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========


                                                     12



UBS                                             Alternative Loan Trust 2005-16

                                             Gross Margins/(1)/


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit      Value
Gross Margin (%)              Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
1.400...................          3     $ 2,199,990.00     0.34%   733,330.00     1.000      360       721     62.78
1.525...................          1         982,500.00     0.15    982,500.00     1.000      360       718     75.00
1.650...................          2         880,000.00     0.13    440,000.00     1.409      360       727     78.60
1.675...................          2         507,990.00     0.08    253,995.00     1.837      360       743     75.30
1.775...................          1         205,000.00     0.03    205,000.00     1.000      360       673     66.13
1.900...................         13       6,641,875.00     1.02    510,913.46     1.061      360       721     75.73
1.925...................          1         118,000.00     0.02    118,000.00     1.375      360       750     80.00
2.022...................          1         165,205.36     0.03    165,205.36     4.250      359       689     80.00
2.025...................          4       1,526,200.00     0.23    381,550.00     1.137      360       717     76.12
2.050...................         10       5,127,987.00     0.78    512,798.70     1.491      360       755     73.08
2.100...................          1         630,000.00     0.10    630,000.00     1.000      360       718     73.26
2.125...................          5       1,447,789.62     0.22    289,557.92     1.902      360       700     70.89
2.150...................         15       5,977,692.00     0.91    398,512.80     1.096      360       730     78.51
2.175...................          2         683,960.00     0.10    341,980.00     1.641      360       735     80.00
2.200...................          1         375,000.00     0.06    375,000.00     1.000      360       665     79.79
2.275...................         28      12,711,339.00     1.94    453,976.39     1.206      360       729     75.02
2.300...................         13       4,400,061.00     0.67    338,466.23     1.031      360       736     77.36
2.325...................          3       1,616,250.00     0.25    538,750.00     1.279      360       709     63.88
2.350...................          7       2,350,500.00     0.36    335,785.71     1.022      360       748     68.33
2.400...................         62      25,381,454.87     3.88    409,378.30     1.323      360       710     75.12
2.425...................          6       2,238,000.00     0.34    373,000.00     1.051      360       714     76.79
2.475...................          1         472,000.00     0.07    472,000.00     1.000      360       715     80.00
2.500...................         32      12,970,488.94     1.98    405,327.78     1.668      360       715     75.54
2.525...................         41      18,252,163.73     2.79    445,174.73     1.109      360       701     74.69
2.550...................          4       2,295,350.00     0.35    573,837.50     1.640      360       722     70.16
2.575...................         21       7,514,221.00     1.15    357,820.05     1.005      360       710     75.68
2.600...................          2       1,046,000.00     0.16    523,000.00     1.000      360       719     73.32
2.650...................        174      71,835,708.05    10.98    412,848.90     1.445      360       707     72.29
2.675...................         11       4,204,500.00     0.64    382,227.27     1.645      360       713     79.03
2.725...................         28      10,048,117.71     1.54    358,861.35     1.173      360       704     77.74
2.750...................          6       2,365,008.15     0.36    394,168.03     2.058      359       712     73.78

                                                     13



UBS                                             Alternative Loan Trust 2005-16

                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Gross Margin (%)              Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
2.775...................          88  36,607,398.47        5.60    415,993.16     1.377      360       715     74.93
2.800...................         162     64,436,780.49     9.85    397,757.90     1.790      360       705     73.33
2.850...................           2        446,111.46     0.07    223,055.73     2.550      359       702     63.67
2.875...................          58     20,252,849.83     3.10    349,187.07     1.271      360       715     74.30
2.900...................         147     56,178,246.06     8.59    382,164.94     1.668      360       715     73.11
2.925...................           3        804,700.00     0.12    268,233.33     1.615      360       680     80.00
2.950...................          92     31,498,766.03     4.82    342,377.89     1.260      360       703     74.55
3.000...................           4      1,119,732.59     0.17    279,933.15     1.913      359       673     68.11
3.025...................          38     11,440,818.22     1.75    301,074.16     1.282      360       723     74.26
3.050...................           6      1,771,498.53     0.27    295,249.76     2.258      360       706     75.06
3.075...................         178     55,267,771.85     8.45    310,493.10     1.550      360       701     74.15
3.100...................          31     10,776,610.00     1.65    347,632.58     1.133      360       721     74.88
3.150...................          36      9,925,793.44     1.52    275,716.48     1.436      360       715     72.42
3.175...................          29      8,233,940.03     1.26    283,928.97     1.841      360       730     76.41
3.200...................          35     14,556,041.08     2.23    415,886.89     1.422      360       710     73.05
3.250...................         101     32,886,365.77     5.03    325,607.58     1.151      360       715     73.01
3.253...................           1        445,000.00     0.07    445,000.00     1.375      360       789     63.57
3.275...................          26      6,952,993.98     1.06    267,422.85     1.854      360       711     69.95
3.300...................           8      2,502,910.09     0.38    312,863.76     1.809      360       697     80.14
3.325...................          30      9,142,923.29     1.40    304,764.11     1.366      360       694     72.17
3.350...................          27     10,282,676.00     1.57    380,839.85     1.873      360       713     74.66
3.375...................           2        320,900.00     0.05    160,450.00     2.370      360       663     84.68
3.400...................          60     19,809,989.31     3.03    330,166.49     1.352      360       698     71.51
3.425...................           4        747,450.00     0.11    186,862.50     2.149      360       703     78.62
3.450...................          53     18,047,852.49     2.76    340,525.52     1.170      360       686     77.02
3.475...................           6      1,370,950.00     0.21    228,491.67     1.375      360       709     75.57
3.525...................           3      1,191,500.00     0.18    397,166.67     1.880      360       705     74.40
3.550...................           5      1,283,000.00     0.20    256,600.00     1.722      360       687     76.96
3.575...................          12      2,974,254.00     0.45    247,854.50     1.216      360       675     75.97
3.600...................           6      1,566,289.66     0.24    261,048.28     1.843      360       663     80.09
3.625...................          10      2,103,464.00     0.32    210,346.40     2.101      360       734     75.55
3.650...................           6      2,388,350.00     0.37    398,058.33     1.969      360       703     79.55
3.675...................           2        799,000.00     0.12    399,500.00     2.684      360       762     87.46


                                                     14



UBS                                             Alternative Loan Trust 2005-16


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Gross Margin (%)              Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
3.700...................          1         370,000.00     0.06    370,000.00     1.375      360       656     72.27
3.725...................          2         191,200.00     0.03     95,600.00     2.125      360       762     76.69
3.750...................          1         144,000.00     0.02    144,000.00     2.875      360       731     90.00
3.775...................          4         872,900.00     0.13    218,225.00     1.375      360       679     75.27
3.800...................         10       3,397,361.00     0.52    339,736.10     2.069      360       724     76.72
3.825...................          3       1,081,000.00     0.17    360,333.33     1.764      360       698     78.44
3.875...................          1          98,800.00     0.02     98,800.00     3.000      360       753     95.00
3.925...................          1         278,800.00     0.04    278,800.00     1.375      360       713     79.99
4.050...................          1         408,510.00     0.06    408,510.00     3.125      360       678     90.00
4.150...................          1         157,000.00     0.02    157,000.00     2.750      360       702     84.41
4.225...................          1         310,500.00     0.05    310,500.00     3.500      360       643     90.00
4.250...................          1          90,250.00     0.01     90,250.00     3.000      360       691     95.00
4.275...................          2         692,820.00     0.11    346,410.00     2.875      360       766     90.00
4.575...................          1         427,500.00     0.07    427,500.00     3.000      360       710     90.00
4.925...................          2         250,905.00     0.04    125,452.50     4.056      360       719     92.59
                            -------- ------------------ --------
     Total..............      1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========


-----------
(1)   As of the cut-off date, the weighted average gross margin of the
      Mortgage Loans was approximately 2.879%.


                                                     15



UBS                                             Alternative Loan Trust 2005-16


                                       Initial Rate Adjustment Dates


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
Initial Rate Adjustment     Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Date                          Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
February 1, 2005.......           2     $ 1,209,037.58     0.18%   604,518.79     4.875      357       750     72.42
March 1, 2005...........         13       4,098,745.68     0.63    315,288.13     4.941      358       713     76.23
April 1, 2005...........        127      42,235,743.23     6.46    332,564.91     5.047      359       710     75.00
May 1, 2005.............      1,396     513,218,931.56    78.46    367,635.34     1.117      360       710     73.74
June 1, 2005............        148      52,855,539.05     8.08    357,132.02     1.231      360       712     75.12
July 1, 2005............         91      33,081,831.00     5.06    363,536.60     1.833      360       706     75.05
August 1, 2005..........         27       7,374,996.00     1.13    273,148.00     2.190      360       711     80.60
                            -------- ------------------ --------
      Total.............      1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========







                                        Maximum Mortgage Rates/(1)/


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Maximum Mortgage Rate (%)     Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
9.950................         1,797   $ 651,739,045.84       99.64%362,681.72     1.453      360       710     74.07
10.325...............             4       1,201,720.00     0.18    300,430.00     1.375      360       741     79.44
10.950...............             2         948,974.84     0.15    474,487.42     4.593      359       677     83.27
11.325...............             1         185,083.42     0.03    185,083.42     5.375      359       697     70.00
                            -------- ------------------ --------
   Total.............         1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========


---------
(1)   As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans was approximately 9.953% per annum.


                                                     16



UBS                                             Alternative Loan Trust 2005-16

                                        Minimum Mortgage Rates/(1)/


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Minimum Mortgage Rate (%)     Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
1.400................             3     $ 2,199,990.00     0.34%   733,330.00     1.000      360       721     62.78
1.525................             1         982,500.00     0.15    982,500.00     1.000      360       718     75.00
1.650................             2         880,000.00     0.13    440,000.00     1.409      360       727     78.60
1.675................             2         507,990.00     0.08    253,995.00     1.837      360       743     75.30
1.775................             1         205,000.00     0.03    205,000.00     1.000      360       673     66.13
1.900................            13       6,641,875.00     1.02    510,913.46     1.061      360       721     75.73
1.925................             1         118,000.00     0.02    118,000.00     1.375      360       750     80.00
2.022................             1         165,205.36     0.03    165,205.36     4.250      359       689     80.00
2.025................             4       1,526,200.00     0.23    381,550.00     1.137      360       717     76.12
2.050................            10       5,127,987.00     0.78    512,798.70     1.491      360       755     73.08
2.100................             1         630,000.00     0.10    630,000.00     1.000      360       718     73.26
2.125................             5       1,447,789.62     0.22    289,557.92     1.902      360       700     70.89
2.150................            15       5,977,692.00     0.91    398,512.80     1.096      360       730     78.51
2.175................             2         683,960.00     0.10    341,980.00     1.641      360       735     80.00
2.200................             1         375,000.00     0.06    375,000.00     1.000      360       665     79.79
2.275................            28      12,711,339.00     1.94    453,976.39     1.206      360       729     75.02
2.300................            13       4,400,061.00     0.67    338,466.23     1.031      360       736     77.36
2.325................             3       1,616,250.00     0.25    538,750.00     1.279      360       709     63.88
2.350................             7       2,350,500.00     0.36    335,785.71     1.022      360       748     68.33
2.400................            62      25,381,454.87     3.88    409,378.30     1.323      360       710     75.12
2.425................             6       2,238,000.00     0.34    373,000.00     1.051      360       714     76.79
2.475................             1         472,000.00     0.07    472,000.00     1.000      360       715     80.00
2.500................            32      12,970,488.94     1.98    405,327.78     1.668      360       715     75.54
2.525................            41      18,252,163.73     2.79    445,174.73     1.109      360       701     74.69
2.550................             4       2,295,350.00     0.35    573,837.50     1.640      360       722     70.16
2.575................            21       7,514,221.00     1.15    357,820.05     1.005      360       710     75.68
2.600................             2       1,046,000.00     0.16    523,000.00     1.000      360       719     73.32
2.650................           174      71,835,708.05    10.98    412,848.90     1.445      360       707     72.29
2.675................            11       4,204,500.00     0.64    382,227.27     1.645      360       713     79.03
2.725................            28      10,048,117.71     1.54    358,861.35     1.173      360       704     77.74
2.750................             6       2,365,008.15     0.36    394,168.03     2.058      359       712     73.78

                                                     17



UBS                                             Alternative Loan Trust 2005-16


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Minimum Mortgage Rate (%)     Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
2.775................            88      36,607,398.47     5.60    415,993.16     1.377      360       715     74.93
2.800................           162      64,436,780.49     9.85    397,757.90     1.790      360       705     73.33
2.850................             2         446,111.46     0.07    223,055.73     2.550      359       702     63.67
2.875................            58      20,252,849.83     3.10    349,187.07     1.271      360       715     74.30
2.900................           147      56,178,246.06     8.59    382,164.94     1.668      360       715     73.11
2.925................             3         804,700.00     0.12    268,233.33     1.615      360       680     80.00
2.950................            92      31,498,766.03     4.82    342,377.89     1.260      360       703     74.55
3.000................             4       1,119,732.59     0.17    279,933.15     1.913      359       673     68.11
3.025................            38      11,440,818.22     1.75    301,074.16     1.282      360       723     74.26
3.050................             6       1,771,498.53     0.27    295,249.76     2.258      360       706     75.06
3.075................           178      55,267,771.85     8.45    310,493.10     1.550      360       701     74.15
3.100................            31      10,776,610.00     1.65    347,632.58     1.133      360       721     74.88
3.150................            36       9,925,793.44     1.52    275,716.48     1.436      360       715     72.42
3.175................            29       8,233,940.03     1.26    283,928.97     1.841      360       730     76.41
3.200................            35      14,556,041.08     2.23    415,886.89     1.422      360       710     73.05
3.250................           101      32,886,365.77     5.03    325,607.58     1.151      360       715     73.01
3.253................             1         445,000.00     0.07    445,000.00     1.375      360       789     63.57
3.275................            26       6,952,993.98     1.06    267,422.85     1.854      360       711     69.95
3.300................             8       2,502,910.09     0.38    312,863.76     1.809      360       697     80.14
3.325................            30       9,142,923.29     1.40    304,764.11     1.366      360       694     72.17
3.350................            27      10,282,676.00     1.57    380,839.85     1.873      360       713     74.66
3.375................             2         320,900.00     0.05    160,450.00     2.370      360       663     84.68
3.400................            60      19,809,989.31     3.03    330,166.49     1.352      360       698     71.51
3.425................             4         747,450.00     0.11    186,862.50     2.149      360       703     78.62
3.450................            53      18,047,852.49     2.76    340,525.52     1.170      360       686     77.02
3.475................             6       1,370,950.00     0.21    228,491.67     1.375      360       709     75.57
3.525................             3       1,191,500.00     0.18    397,166.67     1.880      360       705     74.40
3.550................             5       1,283,000.00     0.20    256,600.00     1.722      360       687     76.96
3.575................            12       2,974,254.00     0.45    247,854.50     1.216      360       675     75.97
3.600................             6       1,566,289.66     0.24    261,048.28     1.843      360       663     80.09
3.625................            10       2,103,464.00     0.32    210,346.40     2.101      360       734     75.55
3.650................             6       2,388,350.00     0.37    398,058.33     1.969      360       703     79.55
3.675................             2         799,000.00     0.12    399,500.00     2.684      360       762     87.46


                                                     18




UBS                                             Alternative Loan Trust 2005-16

                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
                            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Minimum Mortgage Rate (%)     Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
3.700................             1         370,000.00     0.06    370,000.00     1.375      360       656     72.27
3.725................             2         191,200.00     0.03     95,600.00     2.125      360       762     76.69
3.750................             1         144,000.00     0.02    144,000.00     2.875      360       731     90.00
3.775................             4         872,900.00     0.13    218,225.00     1.375      360       679     75.27
3.800................            10       3,397,361.00     0.52    339,736.10     2.069      360       724     76.72
3.825................             3       1,081,000.00     0.17    360,333.33     1.764      360       698     78.44
3.875................             1          98,800.00     0.02     98,800.00     3.000      360       753     95.00
3.925................             1         278,800.00     0.04    278,800.00     1.375      360       713     79.99
4.050................             1         408,510.00     0.06    408,510.00     3.125      360       678     90.00
4.150................             1         157,000.00     0.02    157,000.00     2.750      360       702     84.41
4.225................             1         310,500.00     0.05    310,500.00     3.500      360       643     90.00
4.250................             1          90,250.00     0.01     90,250.00     3.000      360       691     95.00
4.275................             2         692,820.00     0.11    346,410.00     2.875      360       766     90.00
4.575................             1         427,500.00     0.07    427,500.00     3.000      360       710     90.00
4.925................             2         250,905.00     0.04    125,452.50     4.056      360       719     92.59
                            -------- ------------------ --------
      Total..........         1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========
------------
(1)   As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans was approximately 2.879% per annum.

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

UBS                                             Alternative Loan Trust 2005-16


                                     Maximum Negative Amortization/(1)/


                                                                                         Weighted            Weighted
                                                                               Weighted  Average   Weighted  Average
                            Number        Aggregate                 Average    Average   Remaining Average   Original
                              of          Principal       % of     Principal   Current    Term to   FICO     Loan-to-
Maximum Negative            Mortgage       Balance      Mortgage    Balance    Mortgage  Maturity  Credit    Value
Amortization (%)              Loans      Outstanding      Pool   Outstanding($) Rate(%)  (Months)    Score     Ratio(%)
----------------------      --------   ---------------  -------  -------------- -------  --------   -------  -----------
110.00...............            13     $ 3,937,104.00     0.60%   302,854.15     1.655      360       731     73.90
115.00...............         1,791     650,137,720.10    99.40    363,002.64     1.458      360       710     74.09
                            -------- ------------------ --------
      Total..........         1,804   $ 654,074,824.10   100.00%
                            ======== ================== ========

-----------
(1) Reflects maximum allowable percentage of original unpaid principal balance.



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